-----------------------------------------------------------------


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest event
                          Reported):  April 16, 1997


     LEHMAN ABS CORPORATION, (as depositor under the Pooling and Servicing Agreement, dated as of April 1, 1997, which forms Lehman Home Equity Loan Trust 1997-1, which will issue the Lehman Home Equity Loan Trust 1997-1, Home Equity Loan Asset-Backed Certificates, Series 1997-1).


                            LEHMAN ABS CORPORATION
-----------------------------------------------------------------
     (Exact name of registrant as specified in its charter)


         Delaware               333-14293        13-3447441
----------------------------  ------------   -------------------
(State or Other Jurisdiction  (Commission    (I.R.S. Employer
     of Incorporation)        File Number)   Identification No.)


Three World Financial Center
200 Vesey Street
New York, New York                                  10022
-----------------------------                    ----------
(Address of Principal                             (Zip Code)
 Executive Offices)


Registrant's telephone number, including area code (212) 526-7000
                                                   ----- --------


-----------------------------------------------------------------


Item 5.  Other Events.
----     ------------

Filing of Derived Materials.
---------------------------

     Pursuant to Rule 424(b) under the Securities Act of 1933, concurrently with, or subsequent to, the filing of this Current Report on Form 8-K ("the Form 8-K"), Lehman ABS Corporation (the "Company") is filing a prospectus and prospectus supplement with the Securities and Exchange Commission in relation to its Home Equity Loan Asset-Backed Certificates, Series 1997-1.

     In connection with the offering of the Lehman Home Equity Loan Trust 1997-1, Home Equity Loan Asset-Backed Certificates, Series 1997-1, Lehman Brothers Inc., as underwriter of the Certificates (the "Underwriter"), has prepared certain materials (the "Derived Materials") for distribution to its potential investors. Although the Company provided the Underwriter with certain information regarding the characteristics of the Loans in the related portfolio, it did not participate in the preparation of the Derived Materials.

     For purposes of this Form 8-K, Derived Materials shall mean computer generated tables and/or charts displaying, with respect to the Certificates, any of the following: yield; average life, duration; expected maturity; interest rate sensitivity; loss sensitivity; cash flow characteristics; background information regarding the Loans; the proposed structure; decrement tables; or similar information (tabular or otherwise) of a statistical, mathematical, tabular or computational nature. The Derived Materials are attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial
----      -----------------------------------------
          Information and Exhibits.
          ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1.     The Derived Materials of Lehman Brothers, Inc.
               (Filed on Form SE dated April 16, 1997).

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              LEHMAN ABS CORPORATION



                              By: /s/ Martin Harding
                                  -----------------------------
                                    Martin Harding
                                    Managing Director



Dated:  April 21, 1997